Exhibit 99.1

Endurance Specialty Holdings Ltd.

REORGANIZED BUSINESS SEGMENT INFORMATION
BASED ON THIRD QUARTER 2006 DATA

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2005.

Regulation G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT REORGANIZATION

As a result of a shift in our operational structure and the implementation of certain strategic initiatives during 2006, the Company is changing its operating segments to reflect the current manner by which the chief operating decision maker views and manages the business. As a result, we will now report two business segments:

• Insurance – The Insurance business segment is to be comprised of five lines of business: property, excess casualty, healthcare liability, workers' compensation and professional lines.

• Reinsurance – The Reinsurance business segment is to be comprised of seven lines of business: casualty, property, catastrophe, agriculture, marine, aerospace and surety and other specialty.

Data included herein for all periods presented, reflects the current segment reporting, Insurance and Reinsurance.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED SEPTEMBER 30, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$156,781	$326,061	$482,842	($6,629)	$476,213
Net premiums written	$98,328	$293,723	$392,051	($6,629)	$385,422
Net premiums earned	$90,062	$353,868	$443,930	($35,955)	$407,975
Other underwriting loss	—	—	—	(1,837)	(1,837)
Total underwriting revenues	$90,062	$353,868	$443,930	($37,792)	$406,138

UNDERWRITING EXPENSES
Losses and loss expenses	$57,165	$158,804	$215,969	($27,936)	$188,033
Acquisition expenses [b]	8,492	83,244	91,736	(9,879)	81,857
General and administrative expenses [b]	13,760	34,775	48,535	—	48,535
Total expenses	79,417	276,823	356,240	(37,815)	318,425

UNDERWRITING INCOME	$10,645	$77,045	$87,690	$23	$87,713

GAAP RATIOS
Loss ratio	63.5%	44.9%	48.6%	77.7%	46.1%
Acquisition expense ratio [b]	9.4%	23.5%	20.7%	27.5%	20.1%
General and administrative expense ratio [b]	15.3%	9.8%	10.9%	—	11.9%
Combined ratio	88.2%	78.2%	80.2%	105.2%	78.1%

STATUTORY RATIOS
Loss ratio	63.5%	44.9%	48.6%	77.7%	46.1%
Acquisition expense ratio [b]	17.0%	29.7%	26.5%	36.1%	26.4%
General and administrative expense ratio [b]	12.2%	11.8%	11.9%	—	12.1%
Combined ratio	92.7%	86.4%	87.0%	113.8%	84.6%

[a]   For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

[b]   Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED SEPTEMBER 30, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
AS REPORTED

GAAP RATIOS
Loss ratio	63.5%	44.9%	48.6%	77.7%	46.1%
Acquisition expense ratio [b]	9.4%	23.5%	20.7%	27.5%	20.1%
General and administrative expense ratio [b]	15.3%	9.8%	10.9%	—	11.9%
Combined ratio	88.2%	78.2%	80.2%	105.2%	78.1%

EFFECT OF PRIOR YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	6.6%	2.1%	3.0%	9.1%	2.5%

NET OF PRIOR PERIOD RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	70.1%	47.0%	51.6%	86.8%	48.6%
Acquisition expense ratio [b]	9.4%	23.5%	20.7%	27.5%	20.1%
General and administrative expense ratio [b]	15.3%	9.8%	10.9%	—	11.9%
Combined ratio	94.8%	80.3%	83.2%	114.3%	80.6%

[a]   For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

[b]   Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$156,781	$159,223	$80,157	$98,373	$110,983	$85,460
Net premiums written	$98,328	$123,181	$56,692	$82,485	$98,308	$83,923
Net premiums earned	$90,062	$88,353	$90,426	$95,029	$91,525	$88,359

UNDERWRITING EXPENSES
Losses and loss expenses	$57,165	$70,168	$41,607	$51,209	$167,395	$57,522
Acquisition expenses [a]	8,492	6,532	6,123	6,419	6,668	8,936
General and administrative expense [a]	13,760	13,823	7,959	9,485	9,941	8,262
Total expenses	79,417	90,523	55,689	67,113	184,004	74,720

UNDERWRITING INCOME (LOSS)	$10,645	($2,170)	$34,737	$27,916	($92,479)	$13,639

GAAP RATIOS
Loss ratio	63.5%	79.4%	46.0%	53.9%	182.9%	65.1%
Acquisition expense ratio [a]	9.4%	7.4%	6.8%	6.7%	7.3%	10.1%
General and administrative expense ratio[a]	15.3%	15.7%	8.8%	10.0%	10.8%	9.4%
Combined ratio	88.2%	102.5%	61.6%	70.6%	201.0%	84.6%

STATUTORY RATIOS
Loss ratio	63.5%	79.4%	46.0%	53.9%	182.9%	65.1%
Acquisition expense ratio [a]	17.0%	8.6%	7.7%	7.2%	7.6%	7.8%
General and administrative expense ratio [a]	12.2%	9.3%	12.0%	10.4%	8.1%	9.8%
Combined ratio	92.7%	97.3%	65.7%	71.5%	198.6%	82.7%

[a]
Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$326,061	$338,142	$590,373	$115,415	$294,861	$282,405
Net premiums written	$293,723	$331,609	$585,466	$115,608	$285,615	$273,777
Net premiums earned	$353,868	$368,496	$386,537	$346,415	$370,374	$321,128

UNDERWRITING EXPENSES
Losses and loss expenses	$158,804	$240,276	$228,398	$368,720	$630,055	$250,733
Acquisition expenses	83,244	86,371	89,696	82,169	75,340	72,211
General and administrative expenses	34,775	32,245	35,932	21,482	31,533	24,271
Total expenses	276,823	358,892	354,026	472,371	736,928	347,215

UNDERWRITING INCOME (LOSS)	$77,045	$9,604	$32,511	($125,956)	($366,554)	($26,087)

GAAP RATIOS
Loss ratio	44.9%	65.2%	59.1%	106.5%	170.1%	78.1%
Acquisition expense ratio	23.5%	23.4%	23.2%	23.7%	20.4%	22.5%
General and administrative expense ratio	9.8%	8.8%	9.3%	6.2%	8.5%	7.5%
Combined ratio	78.2%	97.4%	91.6%	136.4%	199.0%	108.1%

STATUTORY RATIOS
Loss ratio	44.9%	65.2%	59.1%	106.4%	170.1%	78.1%
Acquisition expense ratio	29.7%	22.6%	19.3%	29.0%	21.2%	22.7%
General and administrative expense ratio	11.8%	9.7%	6.1%	18.6%	11.0%	8.9%
Combined ratio	86.4%	97.5%	84.5%	154.0%	202.3%	109.7%

Note:
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS
	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
INSURANCE SEGMENT
Property	$47,860	$52,591	$28,573	$25,694	$27,736	$25,467
Casualty	28,294	42,877	21,786	35,318	27,427	14,955
Healthcare liability	37,812	31,047	21,062	21,156	41,972	35,211
Workers’ compensation	24,993	6,431	—	—	—	—
Professional lines	17,822	26,277	8,736	16,205	13,848	9,827
TOTAL INSURANCE	$156,781	$159,223	$80,157	$98,373	$110,983	$85,460

REINSURANCE SEGMENT
Casualty	$86,933	$77,188	$185,578	$45,357	$89,057	$156,366
Property	124,235	49,998	122,480	20,626	70,601	33,964
Catastrophe	49,385	102,763	120,695	24,401	66,127	46,542
Agriculture	16,324	42,373	50,531	(779)	(1,252)	—
Marine	16,237	14,560	57,246	21,626	41,608	22,759
Aerospace	17,761	25,560	22,700	1,400	14,932	17,056
Surety and other specialty	15,186	25,700	31,143	2,784	13,788	5,718
Subtotal	$326,061	$338,142	$590,373	$115,415	$294,861	$282,405
Deposit accounting adjustment [a]	(6,629)	(46,112)	(99,149)	(21,156)	(35,279)	—
TOTAL REINSURANCE	$319,432	$292,030	$491,224	$94,259	$259,582	$282,405

TOTAL	$476,213	$451,253	$571,381	$192,632	$370,565	$367,865

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$396,161	$1,254,576	$1,650,737	($151,890)	$1,498,847
Net premiums written	$278,201	$1,210,798	$1,488,999	($151,890)	$1,337,109
Net premiums earned	$268,841	$1,108,901	$1,377,742	($142,883)	$1,234,859
Other underwriting income	—	—	—	(328)	(328)
Total underwriting revenues	$268,841	$1,108,901	$1,377,742	($143,211)	$1,234,531

UNDERWRITING EXPENSES
Losses and loss expenses	$168,940	$627,479	$796,419	($100,209)	$696,210
Acquisition expenses [b]	21,147	259,310	280,457	(44,155)	236,302
General and administrative expenses [b]	35,542	102,952	138,494	—	138,494
Total expenses	225,629	989,741	1,215,370	(144,364)	1,071,006

UNDERWRITING INCOME	$43,212	$119,160	$162,372	$1,153	$163,525

GAAP RATIOS
Loss ratio	62.8%	56.6%	57.8%	70.1%	56.4%
Acquisition expense ratio [b]	7.9%	23.4%	20.4%	30.9%	19.1%
General and administrative expense ratio [b]	13.2%	9.3%	10.0%	—	11.2%
Combined ratio	83.9%	89.3%	88.2%	101.0%	86.7%

STATUTORY RATIOS
Loss ratio	62.8%	56.6%	57.8%	70.1%	56.4%
Acquisition expense ratio [b]	11.4%	22.8%	20.6%	30.6%	19.5%
General and administrative expense ratio [b]	10.9%	8.5%	9.0%	—	10.0%
Combined ratio	85.1%	87.9%	87.4%	100.7%	85.9%

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company’s financial statement presentation.

[b]	Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
AS REPORTED

GAAP RATIOS
Loss ratio	62.8%	56.6%	57.8%	70.1%	56.4%
Acquisition expense ratio [b]	7.9%	23.4%	20.4%	30.9%	19.1%
General and administrative expense ratio [b]	13.2%	9.3%	10.0%	—	11.2%
Combined ratio	83.9%	89.3%	88.2%	101.0%	86.7%

EFFECT OF PRIOR YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	17.4%	(1.6)%	2.2%	(0.9)%	2.5%

NET OF PRIOR PERIOD RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	80.2%	55.0%	60.0%	69.2%	58.9%
Acquisition expense ratio [b]	7.9%	23.4%	20.4%	30.9%	19.1%
General and administrative expense ratio [b]	13.2%	9.3%	10.0%	—	11.2%
Combined ratio	101.3%	87.7%	90.4%	100.1%	89.2%

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

[b]	Certain amounts in the Insurance business Segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEAR ENDED
	SEPT. 30, 2006	SEPT. 30, 2005	SEPT. 30, 2004	DEC. 31, 2005	Dec. 31, 2004
INSURANCE SEGMENT
Property	$129,024	$87,042	$85,454	$112,736	$112,900
Casualty	92,957	94,633	62,890	129,951	85,226
Healthcare liability	89,921	95,964	91,368	117,120	111,097
Workers’ compensation	31,424	—	—	—	—
Professional lines	52,835	45,419	40,241	61,624	50,479
TOTAL INSURANCE	$396,161	$323,058	$279,953	$421,431	$359,702

REINSURANCE SEGMENT
Casualty	$349,700	$340,249	$369,219	$385,604	$401,393
Property	296,713	341,233	332,628	361,859	441,369
Catastrophe	272,843	276,489	266,006	300,892	286,873
Agriculture	109,228	33,814	—	33,035	4,825
Marine	88,043	97,349	38,480	118,976	50,662
Aerospace	66,021	119,102	129,268	120,501	132,731
Surety and other specialty	72,028	67,086	23,603	69,870	33,802
Subtotal	$1,254,576	$1,275,322	$1,159,204	$1,390,737	$1,351,655
Deposit accounting adjustment[a]	(151,890)	(122,135)	—	(143,291)	—
TOTAL REINSURANCE	$1,102,686	$1,153,187	$1,159,204	$1,247,446	$1,351,655

TOTAL	$1,498,847	$1,476,245	$1,439,157	$1,668,877	$1,711,357

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

Gross Premiums Written = $1,651 million [a]

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED SEPTEMBER 30, 2006

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$156,781	$319,432	$476,213	$156,781	$326,061	$482,842
Net premiums written	$98,328	$287,094	$385,422	$98,328	$293,723	$392,051
Net premiums earned	$90,062	$317,913	$407,975	$90,062	$353,868	$443,930
Other underwriting loss	—	(1,837)	(1,837)	—	—	—
Total underwriting revenues	90,062	316,076	406,138	90,062	353,868	443,930

UNDERWRITING EXPENSES
Losses and loss expenses	$57,165	$130,868	$188,033	$57,165	$158,804	$215,969
Acquisition expenses [a]	8,492	73,365	81,857	8,492	83,244	91,736
General and administrative expenses [a]	13,760	34,775	48,535	13,760	34,775	48,535
Total expenses	79,417	239,008	318,425	79,417	276,823	356,240

UNDERWRITING INCOME	$10,645	$77,068	$87,713	$10,645	$77,045	$87,690

GAAP RATIOS
Loss ratio	63.5%	41.2%	46.1%	63.5%	44.9%	48.6%
Acquisition expense ratio [a]	9.4%	23.1%	20.1%	9.4%	23.5%	20.7%
General and administrative expense ratio [a]	15.3%	10.9%	11.9%	15.3%	9.8%	10.9%
Combined ratio	88.2%	75.2%	78.1%	88.2%	78.2%	80.2%

[a]
Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$396,161	$1,102,686	$1,498,847	$396,161	$1,254,576	$1,650,737
Net premiums written	$278,201	$1,058,908	$1,337,109	$278,201	$1,210,798	$1,488,999
Net premiums earned	$268,841	$966,018	$1,234,859	$268,841	$1,108,901	$1,377,742
Other underwriting loss	—	(328)	(328)	—	—	—
Total underwriting revenues	268,841	965,690	1,234,531	$268,841	$1,108,901	$1,377,742

UNDERWRITING EXPENSES
Losses and loss expenses	$168,940	$527,270	$696,210	$168,940	$627,479	$796,419
Acquisition expenses [a]	21,147	215,155	236,302	21,147	259,310	280,457
General and administrative expenses [a]	35,542	102,952	138,494	35,542	102,952	138,494
Total expenses	225,629	845,377	1,071,006	225,629	989,741	1,215,370

UNDERWRITING INCOME	$43,212	$120,313	$163,525	$43,212	$119,160	$162,372

GAAP RATIOS
Loss ratio	62.8%	54.6%	56.4%	62.8%	56.6%	57.8%
Acquisition expense ratio [a]	7.9%	22.3%	19.1%	7.9%	23.4%	20.4%
General and administrative expense ratio [a]	13.2%	10.6%	11.2%	13.2%	9.3%	10.0%
Combined ratio	83.9%	87.5%	86.7%	83.9%	89.3%	88.2%

[a]	Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE DEVELOPMENT DURING THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company
Incurred related to prior years

Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Nine months ended September 30, 2006	($46,864)	$17,215	($29,649)	$1,350	($30,999)

(FAVORABLE) ADVERSE DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company
Incurred related to prior years

Quarter ended March 31, 2005	($9,788)	($36,213)	($46,001)	—	($46,001)
Quarter ended June 30, 2005	(16,149)	(11,599)	(27,748)	—	(27,748)
Quarter ended September 30, 2005	(2,789)	(21,087)	(23,876)	—	(23,876)
Quarter ended December 31, 2005	(29,270)	(35,567)	(64,837)	—	(64,837)
Year ended December 31, 2005	($57,996)	($104,466)	($162,462)	—	($162,462)

(FAVORABLE) ADVERSE DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2004

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company
Incurred related to prior years

Quarter ended March 31, 2004	($6,666)	($12,706)	($19,372)	—	($19,372)
Quarter ended June 30, 2004	(9,882)	(30,812)	(40,694)	—	(40,694)
Quarter ended September 30, 2004	(4,933)	(46,000)	(50,933)	—	(50,933)
Quarter ended December 31, 2004	(9,372)	(16,309)	(25,681)	—	(25,681)
Year ended December 31, 2004	($30,853)	($105,827)	($136,680)	—	($136,680)

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's losses and loss expenses by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY TAIL

(FAVORABLE) ADVERSE DEVELOPMENT

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006
INSURANCE SEGMENT
Short tail[a]	$2,142	$(5,102)	$(23,746)
Long Tail[b]	(8,083)	(7,966)	(4,109)
TOTAL INSURANCE	$(5,941)	$(13,068)	$(27,855)

REINSURANCE SEGMENT
Short tail[a]	$(4,372)	$58,523	$(4,412)
Long tail[b]	(2,092)	(10,092)	(8,300)
Other[c]	(912)	(6,894)	(4,234)
Subtotal	$(7,376)	$41,537	$(16,946)
Deposit accounting adjustment[d]	(3,277)	6,887	(2,260)
TOTAL REINSURANCE	$(4,099)	$34,650	$(14,686)

TOTAL	$(10,040)	$21,582	$(42,541)

[a]   Short tail business is defined as loss development which typically emerges within a period of several quarters. The Company's short tail line of business in the Insurance business segment includes its property business line. The Company's short tail lines in its Reinsurance business segment include catastrophe, property, marine, aerospace and surety.

[b]   Long tail business is defined as loss development which emerges over many years. The Company's long tail lines of business in the Insurance business segment includes casualty, healthcare liability, workers' compensation and professional lines. The Company's long tail line of business in the Reinsurance business segment includes casualty.

[c]   The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other.

[d]   For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial    statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting    specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's losses and loss expenses by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance	Reinsurance	Total Company	Deposit Accounting Adjustment [a]	Reported Total
AT SEPT. 30, 2006
Case reserves	$160,750	$960,204	$1,120,954	($52,630)	$1,068,324
Total reserves	$809,222	$2,082,811	$2,892,033	($122,615)	$2,769,418

Case reserves / Total reserves	19.9%	46.1%	38.8%	42.9%	38.6%
IBNR / Total reserves	80.1%	53.9%	61.2%	57.1%	61.4%

AT JUNE 30, 2006
Case reserves	$162,399	$963,570	$1,125,969	($31,308)	$1,094,661
Total reserves	$761,510	$2,121,578	$2,883,088	($100,285)	$2,782,803

Case reserves / Total reserves	21.3%	45.4%	39.1%	31.2%	39.3%
IBNR / Total reserves	78.7%	54.6%	60.9%	68.8%	60.7%

AT MAR. 31, 2006
Case reserves	$151,233	$975,132	$1,126,365	($15,355)	$1,111,010
Total reserves	$705,894	$2,055,307	$2,761,201	($72,215)	$2,688,986

Case reserves / Total reserves	21.4%	47.4%	40.8%	21.3%	41.3%
IBNR / Total reserves	78.6%	52.6%	59.2%	78.7%	58.7%

AT DEC. 31, 2005
Case reserves	$159,350	$872,718	$1,032,068	($13,576)	$1,018,492
Total reserves	$670,769	$1,979,446	$2,650,215	($46,625)	$2,603,590

Case reserves / Total reserves	23.8%	44.1%	38.9%	29.1%	39.1%
IBNR / Total reserves	76.2%	55.9%	61.1%	70.9%	60.9%

[a]   For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial  statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting  specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's reserve for losses and loss expenses by segment to the Company's financial statement presentation.